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                                                                    Exhibit 99.2


                             STOCKHOLDERS AGREEMENT

            This Stockholders Agreement (this "Agreement"), dated as of July 7, 2002, among the stockholders listed on the signature page hereto (each, a "Stockholder" and, collectively, the "Stockholders") and eBay Inc., a Delaware corporation ("Parent").

            WHEREAS, simultaneously with the execution of this Agreement, PayPal, Inc., a Delaware corporation (the "Company"), and Parent are entering into an Agreement and Plan of Merger (the "Merger Agreement"), dated as of the date hereof, providing, among other things, for the merger of a subsidiary of Parent with and into the Company and the exchange of shares of Company Common Stock (as defined below) for shares of Parent Common Stock (as defined below);

            WHEREAS, the respective Boards of Directors of the Company and Parent have approved and adopted the Merger Agreement and the transactions contemplated thereby;

            WHEREAS, as a condition to, and in consideration for Parent's willingness to enter into the Merger Agreement and to consummate the transactions contemplated thereby, Parent has required that the Stockholders enter into this Agreement;

            NOW THEREFORE, in consideration of the foregoing and the mutual premises, representations, warranties, covenants and agreements contained herein and in the Merger Agreement, the parties hereto, intending to be legally bound, hereby agree as follows:

            1. Certain Definitions.

                  (a) For purposes of this Agreement, all capitalized terms used but not otherwise defined herein shall have the respective meanings given to such terms in the Merger Agreement.

                  (b) For purposes of this Agreement, "beneficially own" or "beneficial ownership" with respect to any securities shall mean having "beneficial ownership" of such securities (as determined pursuant to Rule 13d-3 under the Exchange Act).

                  (c) For purposes of this Agreement, the following terms shall have the following meanings:

            "Company Common Stock" means the Company's shares of common stock, par value $0.001 per share.

            "First Available Sale Date" means the later of (i) the date of the meeting of stockholders of the Company, duly called, held and convened, at which the stockholders of the Company vote on the approval of the Merger and the Merger Agreement and the terms thereof and (ii) November 13, 2002.
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            "Parent Common Stock" means Parent's shares of common stock, par value $0.001 per share.

            "Parent Derivative Securities" means any security convertible into or exercisable or exchangeable for, or that represents the right to receive, Parent Common Stock or any security the value of which is derived from the value of Parent Common Stock.

            "Permitted Liens" means liens existing as of the date hereof and described on the schedule attached hereto as Exhibit A.

            "Stockholder's Subject Parent Common Stock" shall mean, with respect to a particular Stockholder, a number of shares of Parent Common Stock equal to the product of the number of such Stockholder's Subject Shares not Transferred in accordance with Section 3(b) of this Agreement multiplied by the Exchange Ratio (rounded down to the nearest whole number).

            "Stockholder's Subject Shares" shall mean, with respect to a particular Stockholder, the number of shares of Company Common Stock set forth opposite such Stockholder's name on the schedule attached hereto as Exhibit A.

            "Transfer" means, with respect to any security, the sale, transfer, pledge, hypothecation, assignment or constructive sale or other disposition of such security or the record or beneficial ownership thereof, the offer to make such a sale, transfer, pledge, hypothecation, assignment, constructive sale or other disposition, and each agreement, arrangement or understanding, whether or not in writing, to effect any of the foregoing. The term "constructive sale" means a short sale with respect to such security, entering into or acquiring an offsetting derivative contract with respect to such security, entering into or acquiring a futures or forward contract to deliver such security or entering into any hedging, swap or other transaction that is designed to or which reasonably could be expected to lead to or result in a sale or disposition of, or reduction of economic risk with respect to, such security; provided, however, that the term "constructive sale" shall not include transactions involving the purchase and sale of securities tracking a broad based stock index.

            2. Representations, Warranties and Covenants of Stockholder. Each Stockholder, individually and not jointly or severally, hereby represents and warrants to Parent as follows:

                  (a) Title. As of the date hereof, such Stockholder is the sole record or beneficial owner of such Stockholder's Subject Shares. Such Stockholder is the lawful owner of such Stockholder's Subject Shares, free and clear of all liens, claims, charges, security interests or other encumbrances other than Permitted Liens.

                  (b) Right to Vote. Such Stockholder has, with respect to all such Stockholder's Subject Shares, and will have at the Stockholders Meeting, sole voting power, sole power of disposition, sole power to issue instructions with respect to the matters set forth in Section 4 hereof and to fulfill such Stockholder's obligations under such Section and sole power to agree to all matters set forth in this Agreement, in each case with no limitations, qualifications


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or restrictions on such rights. Such Stockholder shall not take any action or grant any person any proxy (revocable or irrevocable) or power-of-attorney with respect to such Stockholder's Subject Shares inconsistent with such Stockholder's obligations as provided by Sections 4 and 5 hereof. Such Stockholder hereby revokes any and all proxies with respect to such Stockholder's Subject Shares.

                  (c) Authority. Such Stockholder has the legal power, authority, legal capacity and right to execute and deliver, and to perform such Stockholder's obligations under, this Agreement. No other proceedings or actions on the part of such Stockholder are necessary to authorize the execution, delivery or performance of this Agreement or the consummation of the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by such Stockholder and constitutes a valid and binding agreement of such Stockholder enforceable against such Stockholder in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity and fiduciary principles.

                  (d) Conflicting Instruments. As of the date hereof, neither the execution and delivery of this Agreement nor the performance by such Stockholder of such Stockholder's agreements and obligations hereunder will result in any breach or violation of, or be in conflict with or constitute a default under, any term of any agreement, judgment, injunction, order, decree, Law or regulation to which such Stockholder is a party or by which such Stockholder (or any of such Stockholder's assets) is bound or subject.

                  (e) Parent's Reliance. Such Stockholder understands and acknowledges that Parent is entering into the Merger Agreement in reliance upon such Stockholder's execution, delivery and performance of this Agreement.

            3. Restriction on Transfer; Other Restrictions.

                  (a) Each Stockholder hereby agrees that, without the prior written consent of Parent, it will not, during the period commencing on the date hereof and ending 30 days after the Effective Time, Transfer or agree to Transfer (i) any of such Stockholder's Subject Shares or (ii) any of such Stockholder's Subject Parent Common Stock or Parent Derivative Securities, except (A) as otherwise permitted by Sections 3(b) and 3(c) of this Agreement or pursuant to the Merger Agreement, (B) Transfers by operation of law if the transferee remains, or agrees in writing to remain, bound by the terms of this Agreement, (C) Transfers as a bona fide gift or gifts if the donee or donees thereof agrees in writing to be bound by the terms of this Agreement and (D) Transfers to any sibling or any other member of such Stockholder's immediate family, any of such Stockholder's lineal descendants or any trust for the benefit of any of them, if the recipient agrees in writing to be bound by the terms of this Agreement.

                  (b) From the First Available Sale Date to the Effective Time, each Stockholder may Transfer up to one-half of such Stockholder's Subject Shares pursuant to, and in accordance with the requirements of, Rule 144 under the Securities Act of 1933, as amended.


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                  (c) From the Effective Time, through and including the 30th day following the Effective Time, each Stockholder may Transfer up to one-half of such Stockholder's Subject Parent Common Stock, inclusive of any Transfer by such Stockholder of Parent Derivative Securities.

            4. Agreement to Vote. Each Stockholder hereby irrevocably and unconditionally agrees to vote or to cause to be voted, or provide a consent with respect to, all of such Stockholder's Subject Shares at the Stockholders Meeting and at any other annual or special meeting of stockholders of the Company or action by written consent where such matters arise (a) in favor of the Merger and the Merger Agreement and approval of the terms thereof and (b) against, and such Stockholder will not consent to, (i) approval of any Acquisition Proposal or any acquisition agreement or similar agreement related to an Acquisition Proposal, (ii) any change in the persons who constitute the Board of Directors of the Company that is not approved in advance by at least a majority of the persons who were directors of the Company as of the date hereof (or their successors who were so approved) or (iii) any other action or proposal involving the Company or any of its Subsidiaries that is intended, or could reasonably be expected, to prevent, impede, interfere with, delay, postpone or adversely affect the transactions contemplated by the Merger Agreement. Any such vote shall be cast or consent shall be given in accordance with such procedures relating thereto as shall ensure that it is duly counted for purposes of determining that a quorum is present and for purposes of recording the results of such vote or consent. Notwithstanding anything to the contrary in this Agreement or in the Merger Agreement, the obligations of the Stockholders specified in this Section 4 shall not be limited or otherwise affected by the commencement, disclosure, announcement or submission to the Company of any Acquisition Proposal, or by any change of recommendation of the Company's Board of Directors.

            5. Irrevocable Proxy. In furtherance of the transactions contemplated hereby and by the Merger Agreement, and in order to secure the performance of each Stockholder's duties under this Agreement, each Stockholder hereby grants to Parent and its designees, an irrevocable proxy, or, if applicable, a power of attorney, and irrevocably appoints Parent or its designees, with full power of substitution, such Stockholder's attorney and proxy to vote or, if applicable, to give consent with respect to, all of such Stockholder's Subject Shares, with regard to any of the matters referred to in
Section 4 above at the Stockholders Meeting, however called, or in connection with any action by written consent by the stockholders of the Company. Each Stockholder acknowledges and agrees that such proxy is coupled with an interest, constitutes, among other things, an inducement for Parent to enter into the Merger Agreement, is irrevocable and shall not be terminated by operation of law or otherwise upon the occurrence of any event and that no subsequent proxies with respect to such Stockholder's Subject Shares shall be given (and if given shall not be effective). The power of attorney granted by each Stockholder is a durable power of attorney and shall survive the dissolution, bankruptcy, death or incapacity of such Stockholder.

            6. No Solicitation. From and after the date hereof, each Stockholder agrees that neither such Stockholder nor any of such Stockholder's officers and directors shall, and that such Stockholder shall direct and use such Stockholder's best efforts to cause such Stockholder's


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employees, agents and representatives (including any investment banker, attorney or accountant retained by Stockholder) not to, directly or indirectly, initiate, solicit, encourage or otherwise facilitate any inquiries or the making of any Acquisition Proposal. Such Stockholder further agrees that neither such Stockholder nor any of such Stockholder's officers and directors shall, and that such Stockholder shall direct and use such Stockholder's best efforts to cause such Stockholder's employees, agents and representatives (including any investment banker, attorney or accountant retained by Stockholder) not to, directly or indirectly, engage in any negotiations concerning, or provide any confidential information or data to, or have any discussions with, any Person relating to an Acquisition Proposal, or otherwise entertain or facilitate any effort or attempt to make or implement an Acquisition Proposal. Nothing in this
Section 6 shall affect the ability of such Stockholder or any of such Stockholder's officers, directors, employees, agents or representatives to take any action which is permissible for such Person to take under the Merger Agreement.

            7. Orderly Marketing. In order to help provide for the orderly distribution of any Parent Common Stock that the Stockholders will receive in connection with the Merger, Parent may make available means for the coordinated sale of such Parent Common Stock through one or more block trades, underwritten offerings or brokerage transactions through a broker-dealer of its choosing (a "Coordinated Trade"). In the event Parent makes available means for a Coordinated Trade, each Stockholder may agree, to the extent made available to such Stockholder, to effect sales of Parent Common Stock through such Coordinated Trade and to provide prior written notice to Parent of such Stockholder's intent to participate in such Coordinated Trade in a timely manner to permit such Parent Common Stock to be included in such Coordinated Trade.

            8. Fiduciary Duties of Directors. Notwithstanding anything herein to the contrary, nothing herein shall affect the ability of Stockholders who are directors of the Company ("Stockholder Directors") to take any action as directors of the Company permissible under the Merger Agreement or as such director may determine to be otherwise necessary to comply with the fiduciary duties as directors of the Company, whether or not such actions are consistent with the obligations of such Persons as Stockholders under this Agreement. Such Stockholder Directors are entering into this Agreement solely in their capacity as stockholders of the Company, and not as directors of the Company.

            9. Miscellaneous.

                  (a) Entire Agreement. This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

                  (b) Costs and Expenses. All costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expenses.

                  (c) Invalid Provisions. If any provision of this Agreement shall be invalid or unenforceable under applicable law, such provision shall be ineffective to the extent of


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such invalidity or unenforceability only, without it affecting the remaining provisions of this Agreement.

                  (d) Execution in Counterparts. This Agreement may be executed in counterparts transmitted and delivered by facsimile each of which shall be an original with the same effect as if the signatures hereto and thereto were upon the same instrument.

                  (e) Specific Performance. Each Stockholder agrees with Parent that if for any reason such Stockholder fails to perform any of such Stockholder's agreements or obligations under this Agreement, irreparable harm or injury to Parent would be caused as to which money damages would not be an adequate remedy. Accordingly, such Stockholder agrees that, in seeking to enforce this Agreement against such Stockholder, Parent shall be entitled, in addition to any other remedy available at law, equity or otherwise, to specific performance and injunctive and other equitable relief. The provisions of this
Section 9(e) are without prejudice to any other rights or remedies, whether at law or in equity, that Parent may have against such Stockholder for any failure to perform any of such Stockholder's agreements or obligations under this Agreement.

                  (f) Amendments; Termination.

                        (i) This Agreement, including this Section 9(f), may not be modified, amended, altered or supplemented, except that this Agreement may be modified, amended, altered or supplemented, as between Parent and any particular Stockholder, upon the execution and delivery of a written agreement executed by Parent and such Stockholder.

                        (ii) The provisions of this Agreement (other than Sections 3, 7 and 9) shall terminate upon the earliest to occur of (A) the consummation of the Merger and (B) the termination of the Merger Agreement. The provisions of Section 3, 7 and 9 of this Agreement shall terminate upon the earliest to occur of (A) the termination of the Merger Agreement and (B) date ending 30 days after the Effective Time.

                  (g) Governing Law and Venue. THIS AGREEMENT SHALL BE DEEMED TO BE MADE IN AND IN ALL RESPECTS SHALL BE INTERPRETED, CONSTRUED AND GOVERNED BY AND IN ACCORDANCE WITH THE LAW OF THE STATE OF DELAWARE WITHOUT REGARD TO THE CONFLICT OF LAW PRINCIPLES THEREOF. The parties hereby irrevocably submit to the jurisdiction of the courts of the State of Delaware and the Federal courts of the United States of America located in the State of Delaware solely in respect of the interpretation and enforcement of the provisions of this Agreement and of the documents referred to in this Agreement, and in respect of the transactions contemplated hereby, and hereby waive, and agree not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement hereof or of any such document, that it is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in said courts or that the venue thereof may not be appropriate or that this Agreement or any such document may not be enforced in or by such courts, and the parties hereto irrevocably agree that all claims with respect to such action or proceeding shall be heard and determined in such a Delaware State or


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Federal court. The parties hereby consent to and grant any such court jurisdiction over the person of such parties and over the subject matter of such dispute and agree that mailing of process or other papers in connection with any such action or proceeding in the manner provided in Section 8(k) or in such other manner as may be permitted by law shall be valid and sufficient service thereof.

                  (h) Waiver of Jury Trial. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) EACH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (iv) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9(h).

                  (i) Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective legal successors (including, in the case of each Stockholder, any executors, administrators, estates, legal representatives and heirs of such Stockholder) and permitted assigns; provided that, except as otherwise provided in this Agreement, no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement.

                  (j) Further Assurances. From time to time, at the other party's request, and without further consideration, each party hereto shall execute and deliver, or cause to be executed and delivered, such additional or further documents and take lawful actions of a ministerial nature as may be necessary and appropriate for the purpose of effectively carrying out the transactions contemplated by this Agreement.

                  (k) Notices. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been duly given or made as of the date of receipt and shall be delivered personally or sent by overnight courier or sent by telecopy, to the Parties at the following addresses or telecopy numbers (or at such other address or telecopy number for a party as shall be specified by like notice):


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                        (i) if to a Stockholder, at the address of such
      Stockholder set forth on Exhibit A attached hereto or at such other address that such Stockholder may have provided in writing to Parent; and

                        (ii)  if to Parent:

                        eBay Inc.
                        2145 Hamilton Avenue
                        San Jose, California 95125
                        Attention: General Counsel
                        Facsimile: (408) 376-7514

                        with a copy to:

                        Sullivan & Cromwell
                        1888 Century Park East
                        Los Angeles, California  90067
                        Attention: Alison Ressler
                        Facsimile: (310) 712-6600

                  (l) Effectiveness. Notwithstanding anything herein to the contrary, this Agreement shall only become effective upon the execution by the Company of the Merger Agreement.

                  (m) Individual Obligations. Each Stockholder's obligations under this Agreement are individual and not joint or several obligations and no Stockholder shall have any liability to Parent for the performance or non-performance by any other Stockholder under this Agreement.


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            IN WITNESS WHEREOF, the parties hereto have executed this
Stockholders Agreement as of the date first written above.

                                    EBAY INC.



                                    By: __________________________________
                                        Name: Margaret C. Whitman
                                        Title:
                                    President, Chief Executive Officer
                                              and Director


                                    STOCKHOLDERS:



                                    ___________________________________
                                    Name:  Reid G. Hoffman



                                    ___________________________________
                                    Name:  Max R. Levchin



                                    ___________________________________
                                    Name:  Elon Reeve Musk



                                    ___________________________________
                                    Name:  David O. Sacks



                                    ___________________________________
                                    Name:  James Templeton



                                    ___________________________________
                                    Name:   Peter A. Thiel


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